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                                                                 Exhibit 10.00

                                               FINOVA
                                                   FINOVA CAPITAL CORPORATION
                                                   COMMERCIAL FINANCE
                                                   111 WEST 40TH STREET
                                                   14TH FLOOR
                                                   NEW YORK, NEW YORK 10018

                                                   TEL 212 403 0700
                                                   FAX 212 403 0913

                                December 17,1999

Mr. Robert M. Benedict, Jr.
Executive Vice President
HMI Industries, Inc.
3631 Perkins Avenue
Cleveland, OH 44114

Re:      FINOVA CAPITAL CORPORATION WITH HMI INDUSTRIES, INC. AND
         HMI INDUSTRIES, INC. (COLLECTIVELY "THE BORROWER")
         --------------------------------------------------


Dear Bob:

Reference is made to that certain Loan and Security Agreement dated May 12, 1999, between FINOVA Capital Corporation and the Borrower ("Security Agreement"). Borrower has requested and FINOVA has agreed that FINOVA shall forbear in declaring default under the Security Agreement, for any default with respect to negative covenant "Capital Expenditures" and "Indebtedness" for fiscal year ended September 30, 1999.

Borrower has requested and FINOVA has agreed to reset the following covenants:
1) "Capital Expenditure"; Borrower shall not make or incur any Capital Expenditure if, after giving effect thereto, the aggregate amount of all Capital Expenditures by Borrower in any fiscal year (beginning with the fiscal year ending September 30, 1999) would exceed $3,OOOM and 2) "Indebtedness" covenant; Borrower shall not create, incur, assume or permit to exist any Indebtedness for Borrowed Money in excess of $ 1,OOOM other than (i) the Obligations, (ii) other Indebtedness existing on the date of this Agreement and reflected in the Loan and Security Agreement dated May 12, 1999.

FINOVA Capital Corporation will earn a one-time fee of $3,500.00 for this accommodation. Fee will be earned on December 22, 1999.

Unless amended herein, all of the other terms and conditions contained in the Security Agreement shall remain in full force and effect. Please sign a copy of this letter to indicate your agreement to the above and retain a copy for your records.

                                            Sincerely yours,

                                            FINOVA CAPITAL CORPORATION

                                            /s/ Eliana Casiano
                                            ------------------

                                            Eliana Casiano
                                            Associate Account Executive


AGREED TO AND ACKNOWLEDGED:

/s/ Robert M. Benedict, Jr.
---------------------------

Robert M. Benedict, Jr. Executive Vice President


cc. Donna Calderaro, VP